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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	001-37820 (Commission File Number)	98-1304627 (IRS Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant's telephone number, including area code: (832) 308-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On March 30, 2017, Cardtronics plc (the "Company") announced the offering of $300.0 million aggregate principal amount of senior notes due 2025 (the "Notes Offering") by Cardtronics, Inc. and Cardtronics USA, Inc. (each an indirect, wholly-owned subsidiary of the Company).

        In addition, the Company hereby furnishes certain financial information related to DirectCash Payments ULC ("DCP") as Exhibit 99.1 to this Current Report on Form 8-K which such information is incorporated by reference herein.

        On January 31, 2017, the Company completed the acquisition of Spark ATM Systems (Pty) Ltd. ("Spark"), an independent ATM deployer in South Africa with a growing network of approximately 2,600 ATMs. The agreed purchase consideration included initial cash consideration, paid at closing, of 200 million South African Rand (using the applicable conversion rate on January 31, 2017, approximately $15.0 million), excluding amounts used to pay off third-party debt, and potential additional contingent consideration of up to 805 million South African Rand (using the applicable conversion rate on January 31, 2017, approximately $60.5 million). The additional purchase consideration is contingent upon Spark achieving certain agreed upon earnings targets in 2019 and 2020.

        The following table sets forth the Company and its subsidiaries' consolidated cash and cash equivalents and consolidated capitalization as of December 31, 2016:

  •
  on an actual basis; and

  •
  on an as adjusted basis to give effect to the Notes Offering, the use of proceeds therefrom to repay approximately $294.5 million of borrowings under the Company's revolving credit facility and the acquisition of DCP.

        This table is derived from, and it should be read in conjunction with and is qualified in its entirety by reference to, the Company's audited consolidated financial statements and related notes thereto included in its 2016 Annual Report on Form 10-K.

	As of December 31, 2016
	Historical	As Adjusted
		(unaudited)
	(In thousands)
Cash and cash equivalents(1)	$73,534	$49,059

Long-term debt:
Revolving credit facility, including swingline credit facility(2)(3)	$14,100	$189,600
2022 Notes, net of capitalized debt issuance costs(4)	247,371	247,371
Convertible Notes, net of unamortized discount and capitalized debt issuance costs(5)	241,068	241,068
Senior notes offered in the Notes Offering, net of estimated capitalized debt issuance costs(6)	—	294,500

Total long-term debt	$502,539	$972,539

Shareholders' equity:
Ordinary shares, $0.01 nominal value; 45,326,430 issued and outstanding as of December 31, 2016	453	453
Additional paid-in capital	311,041	311,041
Accumulated other comprehensive loss, net	(107,135)	(107,135)
Retained earnings	252,656	252,656

Total parent shareholders' equity	457,015	457,015
Noncontrolling interests	(80)	(80)

Total shareholders' equity	$456,935	$456,935

Total capitalization	$959,474	$1,429,474

(1)
Reflects payment of approximately $24.5 million in cash used to fund the acquisition of DCP, including related fees and expenses.

(2)
Reflects net change from $470.0 million drawn on the revolving credit facility to fund the acquisition of DCP and the repayment of approximately $294.5 million of such borrowings with the net proceeds of the Notes Offering.

(3)
As of December 31, 2016, the Company had $14.1 million of borrowings outstanding under its revolving credit facility and $360.9 million in availability thereunder. In the ordinary course of business the Company and its subsidiaries borrow under the revolving credit facility in connection with operations and repay borrowings under the revolving credit facility with cash on hand, and the amount of outstanding borrowings under the credit facility as of March 30, 2017 may differ from the amount listed on the above table. As of March 24, 2017, the Company had $509.9 million of borrowings (including $470.0 million to fund the acquisition of DCP) outstanding under the revolving credit facility and $90.1 million in availability thereunder.

(4)
As of December 31, 2016, the outstanding principal amount of the 5.125% Senior Notes due 2022 of Cardtronics, Inc. (the "2022 Notes") totaled $250.0 million and had a fair value of $253.9 million. The carrying amount of the 2022 Notes was $247.4 million, net of capitalized debt issuance costs of $2.6 million at December 31, 2016.

(5)
As of December 31, 2016, the outstanding principal amount of the 1.00% Convertible Senior Notes of Cardtronics, Inc. (the "Convertible Notes") totaled $287.5 million and had a fair value of $338.2 million. The carrying amount of the Convertible Notes was

  $241.1 million, net of unamortized discount and capitalized debt issuance costs of $46.4 million at December 31, 2016.

(6)
Reflects $300.0 million aggregate principal amount of notes offered in the Notes Offering less estimated capitalized debt issuance costs of $5.5 million.

        In addition, a copy of the following audited consolidated financial statements of DirectCash Payments ULC are furnished hereby and attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

  •
  Report of Independent Auditors to the Board of Directors of DirectCash Payments ULC by KPMG LLP

  •
  Consolidated Statements of Financial Position as of December 31, 2016 and December 31, 2015

  •
  Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2016 and December 31, 2015

  •
  Consolidated Statements of Cash Flows for the years ended December 31, 2016 and December 31, 2015

  •
  Consolidated Statements of Changes in Equity for the years ended December 31, 2016 and December 31, 2015

  •
  Notes to the Consolidated Financial Statements

        In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01    Other Events.

        On March 30, 2017, the Company issued a press release announcing the offering of $300.0 million aggregate principal amount of senior notes due 2025 by Cardtronics, Inc. and Cardtronics USA, Inc. (each an indirect, wholly-owned subsidiary of the Company). A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description of the Exhibit
99.1	DirectCash Payments ULC Non-GAAP Reconciliation.
99.2	Consolidated Financial Statements of DirectCash Payments ULC as of and for the years ended December 31, 2016 and December 31, 2015.
99.3	Press release, dated March 30, 2017, announcing the launch of the Notes Offering.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics plc
By:	/s/ E. BRAD CONRAD Name: E. Brad Conrad Title: Chief Accounting Officer

Dated: March 30, 2017

 EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
99.1	DirectCash Payments ULC Non-GAAP Reconciliation.
99.2	Consolidated Financial Statements of DirectCash Payments ULC as of and for the years ended December 31, 2016 and December 31, 2015.
99.3	Press release, dated March 30, 2017, announcing the launch of the Notes Offering.

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  Item 7.01 Regulation FD Disclosure.
  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX